UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 5, 2007

LOTUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32581	20-0507918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Glades Road, Suite 420, Boca Raton, Florida 33434

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   877-801-0344

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 5, 2007, the Registrant filed a Current Report on Form 8-K furnishing two Exhibits that disclosed information that was to be made available to investors. Several changes in the presentation furnished as Exhibit 99.2 were made on December 6, 2007 and this amendment is made to furnish that changed presentation. Changes were made on pages 15, 16, 17 and 19 of the presentation.

Item 7.01	Regulation FD Disclosure.

Beginning December 6, 2007, the information attached hereto as Exhibit 99.2 will be made available to investors.

The information in this current report on Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Form 8-K contains material investor information that is not otherwise publicly available.

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-KSB filed with the SEC entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.2	Presentation Material dated December 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lotus Pharmaceuticals, Inc.

Date: December 6, 2007	By:	/s/ Adam C. Wasserman
Adam C. Wasserman,
Chief Financial Officer